UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 10, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   01-13612                  02-0398678
 ----------------------------       -----------             ----------------
 (State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

      As of December 10, 2007, the Board of Directors of Congoleum Corporation (the "Company") adopted certain amendments to the Company's bylaws and an amendment and restatement of the bylaws reflecting those amendments (the "Bylaws"), in order to permit the Company to issue stock of the Company in uncertificated form in furtherance of the requirement of the American Stock Exchange LLC that the Company's common stock be eligible for a direct registration system operated by a securities depository on and after January 1, 2008 and to provide for certain other changes, including updating the Bylaws to be consistent with certain current standards, allowing for electronic transmissions with respect to certain procedural matters, as well as certain other administrative and procedural changes. These amendments to the Bylaws and the amendment and restatement of the Bylaws were effective as of their adoption by the Board of Directors of the Company as of December 10, 2007. The full text of the Bylaws is attached as Exhibit 99.1 below and incorporated herein by reference. The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws.

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EXHIBIT NO.                  DESCRIPTION
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99.1            AMENDED AND RESTATED BYLAWS
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 12, 2007             Congoleum Corporation

                                    By: /s/ Howard N. Feist III
                                        -------------------------
                                    Name: Howard N. Feist III
                                    Title: Chief Financial Officer